UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________
FORM 8-K
____________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 31, 2022
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ARISTA NETWORKS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-36468	20-1751121
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5453 Great America Parkway
Santa Clara, CA 95054
(Address of principal executive offices) (Zip Code)

(408) 547-5500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	ANET	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

ITEM 5.07    Submission of Matters to a Vote of Security Holders.
On May 31, 2022, Arista Networks, Inc. (the "Company") held its 2022 Annual Meeting of Stockholders (the "Annual Meeting"). The stockholders voted on the following proposals at the Annual Meeting:
1.To elect two Class II directors to serve until the 2025 annual meeting of stockholders and until their successors are duly elected and qualified, subject to earlier resignation or removal;
2.To approve, on an advisory basis, the compensation of the Company's named executive officers;
3.To approve, on an advisory basis, the frequency of future advisory votes on the compensation of the Company's named executive officers; and
4.To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2022.
For more information about the foregoing proposals, see the Company’s proxy statement, filed with the Securities and Exchange Commission on April 20, 2022 (the "Proxy Statement").
The voting results for each of the proposals are as follows:
1.Election of Directors

Nominee	For	Withheld	Broker Non-votes
Charles Giancarlo	135,396,039	116,215,694	29,332,953
Daniel Scheinman	180,904,773	70,706,960	29,332,953
Each director nominee was duly elected to serve until the 2025 annual meeting of stockholders and until his successor is duly elected and qualified, subject to earlier resignation or removal.
2.Advisory Vote on Named Executive Officer Compensation

For	Against	Abstained	Broker Non-votes
237,909,288	11,476,180	2,226,265	29,332,953
The stockholders approved, on an advisory basis, the compensation of the Company's named executive officers.
3.Advisory Vote on the Frequency of Future Advisory Votes on Named Executive Officer Compensation

One Year	Two Years	Three Years	Abstained
246,944,645	82,569	2,417,270	2,167,249
Based on the votes set forth above, the stockholders advised that they were in favor of every year as the frequency of holding an advisory vote on the compensation of the Company’s named executive officers.
Based on the recommendation of the board of directors of the Company in the Proxy Statement and the voting results from Proposal 3, the Company will include an advisory vote on the compensation of the Company’s named executive officers in its proxy statement every one year until the next required non-binding advisory vote on the frequency of an advisory vote on the compensation of the Company’s named executive officers.
4.Ratification of Appointment of Independent Registered Public Accounting Firm

For	Against	Abstained	Broker Non-votes
275,199,537	5,631,873	113,276	—
The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARISTA NETWORKS, INC.

June 3, 2022	By: /s/ ITA BRENNAN
Ita Brennan
Chief Financial Officer
(Principal Accounting and Financial Officer)